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                                                                   Exhibit 10.4


                                NTL INCORPORATED
                      1998 NON-QUALIFIED STOCK OPTION PLAN
                      AS AMENDED AND RESTATED OCTOBER 1998


1.    Purpose; Construction.

      This NTL Incorporated 1998 Stock Option Plan (the "Plan"), is intended to encourage stock ownership by employees and directors of NTL Incorporated (the "Corporation") and its divisions and subsidiary and parent corporations and other affiliates, so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such employees and directors to remain in the employ of the Corporation or its affiliates and to put forth maximum efforts for the success of the business. Services of directors will be considered employment for purposes of this Plan.

2.    Definitions.

      As used in this Plan, the following words and phrases shall have the meanings indicated:

      (a)   "AFFILIATE" shall have the meaning set forth in Rule 12b-2 under
            Section 12 of the Exchange Act.

      (b) "BENEFICIAL OWNER" shall have the meaning set forth in Rule 13d-3 under the Exchange Act, except that a Person shall not be deemed to be the Beneficial Owner of any securities which are properly filed on a Form 13-G.

      (c) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

      (d) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

      (e)   "FAIR MARKET VALUE" per share as of a particular date shall mean
            (i) if the shares of common stock, par value $.01 per share, of the Corporation ("Common Stock") are then traded in a stock exchange, on an over-the-counter market, or otherwise, the average of the highest and lowest quoted selling prices for the shares of Common Stock in such market on such date or, if there were no such sales on the particular date, but there were such sales of Common Stock on dates within a reasonable period both before and after the particular date, the weighted average of the means between the highest and lowest sales on the nearest date before and nearest date after the particular date, (ii) if the provisions of (i) of this subsection (e) are inapplicable because actual sales are
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            not available during a reasonable period beginning before and ending after the particular date, the average between the bona fide bid and asked prices on the particular date, or if none, the weighted average of the means between the bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the particular date, if both such nearest dates are within a reasonable period, (iii) if the provisions of (i) and (ii) of this subsection (e) are inapplicable because no actual sale prices or bona fide bid and asked prices are available on a date within a reasonable period before the particular date, but such prices are available on a date within a reasonable period after the valuation date, or vice versa, then the average between the highest and lowest available sales prices or bid and asked prices, or (iv) if the Committee believes the value of the Common Stock determined under
            (i), (ii) or (iii) of this subsection (e) does not reflect the fair market value on the particular date, such value as the Committee in its discretion may determine.

      (f) "OPTION" shall mean an option to purchase shares of common stock of the corporation.

      (g) "OPTIONEE" shall mean a person who has been granted an Option under the Plan.

      (h) "PARENT CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      (i) "PERSON" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Corporation or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

      (j) "RULE 16b-3" shall mean Rule 16b-3 promulgated under Section 16 of the Exchange Act (or any other comparable


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            provisions in effect at the time or times in question).

      (k) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.    Administration.

      The Plan shall be administered by the Compensation and Option Committee of the Corporation's Board of Directors or such other committee appointed either by the Board of Directors of the Corporation (the "Board") or by such Compensation and Option Committee (the "Committee"); provided, however, to the extent determined necessary to satisfy the requirements for exemption from Section 16(b) of the Exchange Act with respect to the acquisition or disposition of securities hereunder, action by the Committee may be by a subcommittee of a committee of the Board composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3, appointed by the Board or by the Compensation and Option Committee of the Board, or by a committee composed solely of two or more "non-employee directors," within the meaning of Rule 16b-3, as a result of the refusal of those members who do not qualify as non-employee directors. Notwithstanding anything in the Plan to the contrary, and to the extent determined to be necessary to satisfy an exemption under Rule 16b-3 with respect to a grant hereunder (and, as applicable, with respect to the disposition to the Corporation of a security hereunder), or as otherwise determined advisable by the Committee, the terms of such grant and disposition under the Plan shall be subject to the prior approval of the Board. Any prior approval of the Board, as provided in the preceding sentence, shall not otherwise limit or restrict the authority of the Committee to make grants under the Plan.

      The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Options; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options shall be granted; to determine the number of shares to be covered by each Option; to interpret the Plan; to

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      prescribe, amend and rescind rules and regulations relating to the Plan;
      to determine the terms and provisions of the Option Notices (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

      The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee may be selected by the Board as chairman. The Committee shall hold its meetings at such times and places, as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

      No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.    Eligibility.

      Options may be granted (i) to employees (including, without limitation, officers and directors who are employees) and directors (who are not employees) of the Corporation, its present or future divisions and Subsidiary Corporations and Parent Corporations and (ii) also to employees of an affiliated entity of the Corporation (an "Affiliated Entity") which is designated by the Board to participate in the Plan. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

      An Optionee shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.


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5.    Stock.

      The stock subject to Options hereunder shall be shares of the Corporation's Common Stock. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed 15,000,000. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 8(j) hereof.

      In the event that any outstanding Option under the Plan for any reason expires or is canceled, surrendered, exchanged or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

6.    Automatic Option Grants.

      (a) MARCH GRANTS. Each employee of the Corporation, or a Subsidiary Corporation the ("Employer") who has completed at least one year of employment on or prior to March 2, 1998 and remains in the continual employ of Employer shall be granted an Option to purchased 100 shares of Common Stock (the "March Automatic Grants") on the first business day in March each year (the "March Grant Date") beginning in 1998 and continuing through March 2002 provided however, that an employee otherwise eligible for a grant under this
            Section 6(a) will not be granted the March Automatic Grant in any given year if such employee received a grant pursuant to Section 7 hereof on or during the twelve-month period immediately preceding the relevant March Grant Date.

      (b)   ANNIVERSARY GRANTS.    Each employee of the Employer who does not
            qualify for the March Automatic Grants under Section 6(a) above and remains in the continual employ of the Employer shall be granted an Option to purchase 100 shares of Common Stock (The "Anniversary Automatic Grants", and together with the March Automatic Grants, the "Automatic Grants") on the first business day in the month following the month that contains the anniversary date of such employee's employment (the "Anniversary Grant Date" and, together with the March Grant Date, the "Grant Date") beginning one year following the employee's


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            first day of employment and continuing through December 2002 provided however, that an employee otherwise eligible for a grant under this Section 6(b) will not be granted the Anniversary Automatic Grant in any given year if such employee received a grant pursuant to Section 7 hereof on or during the twelve-month period immediately preceding the relevant Anniversary Grant Date. Notwithstanding anything herein to the contrary, no Anniversary Automatic Grants shall be made until such date as the Plan has received approval from the Inland Revenue of the United Kingdom (the "Approval"). Once the Approval has been obtained, all grants that would have been made pursuant to this section 6(b) (the "Delayed Grants") will be made as soon as practicable following such approval (the "Delayed Grant Date" and, together with the March Grant Date and the Anniversary Grant Date, the "Grant Date").

      (c) TERMS OF AUTOMATIC GRANTS. In the event that the Optionee's Employer ceases to be a direct or indirect subsidiary of the Corporation or in the event of an Acceleration Event (as defined in Section 8(j)) no further Automatic Grants will be made to such Optionee pursuant to this Section 6. The Automatic Grants shall be at the Fair Market Value on the relevant Grant Date and shall become exercisable as to 20% on the Grant Date and as to 20% on each anniversary of the Grant Date, until fully exercisable, as further described in the Option Notice. The Delayed Grants shall become exercisable as to 20% on the Delayed Grant Date and as to 20% on each anniversary of the date that would have been the Anniversary Grant Date, until fully exercisable. The Automatic Grants and the Delayed Grants shall be subject to the terms set out in this Plan and in the Option Notice reflecting the grant. For the avoidance of doubt, this Section 6 may be suspended, terminated, modified or amended at any time by the Board, subject to Section 11 hereof.

7.    Discretionary Option Grants.

      The Committee may make discretionary option grants under this Plan. Such grants will be subject to the terms set forth in the Option Notice and in the Plan. The Committee shall determine eligibility for option grants pursuant to this Section 7 in its sole discretion.


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8. Terms and Conditions of Options.

      Each Option granted pursuant to the Plan shall be evidenced by a written notice (an "Option Notice") from the Corporation to the Optionee, which Notice shall comply with and be subject to the following terms and conditions:

      (a) NUMBER OF SHARES. Each Option Notice shall state the number of shares of Common Stock to which the Option relates.

      (b) TYPE OF OPTION. Each Option Notice shall specifically identify the Option as a nonqualified stock option.

      (c) OPTION PRICE. Each Option Notice shall state the Option Price, which shall be determined by the Committee. The Option Price shall be subject to adjustment as provided in Section 8(i) hereof. An Option shall be considered to be granted on the date the Committee adopts a resolution expressly granting such Option.

      (d) MEDIUM AND TIME OF PAYMENT. Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the Option Notice, which may include cash (including cash equivalents, such as by certified or bank check payable to the Corporation), delivery of unrestricted shares of Common Stock that have been owned by the Optionee or, as applicable, a permissible transferee (as provided in Section 8(i)) for at least six months, any other manner permitted by law as determined by the Committee, or any combination of the foregoing.

      (e) TERM AND EXERCISE OF OPTIONS. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Notice; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate; and further provided, however, that such exercise period shall not exceed ten (10) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 8(g) and 8(h) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by


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            giving written notice of such exercise to the Committee or to such individual(s) as the Committee may from time to time designate.

      (f)   Intentionally Left Blank

      (g) TERMINATION. Except as provided in this Section 8(g) and in Section 8(h) hereof, an Option may not be exercised by the Optionee to whom it was granted or by a transferee to whom such Option was transferred (as provided in Section 8(i)) unless the Optionee is then in the employ of the Corporation or a division or any corporation which was, at the time of grant of such Option, a Subsidiary Corporation or Parent Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Option in a corporate transaction) or an affiliated entity, and unless the Optionee has remained continuously so employed since the date of grant of the Option. In the event that the employment of an Optionee shall terminate (other than by reason of death, Disability or retirement), all Options granted to such Optionee or transferred by such Optionee (as provided in Section 8(i)) that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by a transferee within three (3) months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 8(i)) shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions, Parent or Subsidiary Corporations or Affiliated entities or interfere in any way with the right of the Corporation or any such division, Parent or Subsidiary Corporation or affiliated entity to terminate such employment.

      (h) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee shall die while employed by the Corporation or a division thereof or any corporation which was, at the time of grant of such Option, a Subsidiary Corporation or Parent Corporation thereof (or a corporation or a Parent or Subsidiary Corporation of such corporation issuing or assuming the Option in a corporate transaction) or an Affiliated Entity, or within three (3) months after the termination of such Optionee's employment, other than for cause, or if the Optionee's employment shall terminate by reason of Disability or retirement (as determined by the


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            Committee in its sole discretion), all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 8(i)), to the extent otherwise exercisable at the time of death or termination of employment, may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, or by a transferee (as provided in Section 8(i)), at any time within one year after the date of death, Disability or retirement of the Optionee.

      (i) NONTRANSFERABILITY OF OPTIONS. Except as provided in this Section 8(i), no Option granted hereunder shall be transferable by the Optionee to whom granted, other than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of such Optionee only by the Optionee or such Optionee's guardian or legal representative. To the extent the Option Notice so provides, and subject to such conditions as the Committee may prescribe, an Optionee may, upon providing written notice to the General Counsel of the Corporation, elect to transfer the Nonqualified Stock Options granted to such Optionee pursuant to such agreement, without consideration therefor, to members of his or her "immediate family" (as defined below), to a trust or trusts maintained solely for the benefit of the Optionee and/or the members of his or her immediate family, or to a partnership or partnerships whose only partners are the Optionee and/or the members of his or her immediate family. Any purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance that does not qualify as a permissible transfer under this Section 8(i) shall be void and unenforceable against the Plan and the Corporation. For purposes of this Section 8(i), the term "immediate family" shall mean, with respect to a particular Optionee, the Optionee's spouse, children or grandchildren, and such other persons as may be determined by the Committee. The terms of any such Option and the Plan shall be binding upon a permissible transferee, and the beneficiaries, executors, administrators, heirs and successors of the Optionee and, as applicable, a permissible transferee.

      (j)   EFFECT OF CERTAIN CHANGES.

            (1) If there is any change in the number of shares of Common Stock through the declaration of stock or cash dividends, or recapitalization resulting in


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                  stock splits, or combinations or exchanges of such shares, or other corporate transactions affecting the capitalization of the Corporation, the aggregate number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be rounded to the nearest whole share. In the event of any other extraordinary corporate transaction, including but not limited to distributions of cash or other property to the Corporation's shareholders, the Committee may equitably adjust outstanding Options as it deems appropriate.

            (2) In the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation.

            (3) If there is an "Acceleration Event" while unexercised Options remain outstanding under the Plan then from and after the date of the Acceleration Event (the "Acceleration Date"), all Options that have not expired or terminated in accordance with the Plan or the Option Notice shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon


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                  exercise of any outstanding Options after the effective date of such transaction, and the price thereof.

                  An "Acceleration Event" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                  (i)    Any Person is or becomes the Beneficial Owner,
                        directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (a) of Paragraph (iii) below; or

                  (ii)   the following individuals cease for any reason to
                        constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (iii) there is consummated a merger or consolidation of the
                        Corporation or any direct or indirect subsidiary of the Corporation with any other corporation, other than (a) a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the


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                        combined voting power of the securities of the
                        Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its Affiliates) representing 20% or more of the combined voting power of the Corporation's then outstanding securities; or

                  (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

                  Notwithstanding the foregoing, an "Acceleration Event" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Corporation immediately following such transaction or series of transactions.

            (4) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

      (k) RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the


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            date of the issuance of a stock certificate to him for such shares.
            No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
            Section 8(j) hereof.

      (l) RIGHTS AS AN EMPLOYEE. Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Optionee any right to continue in the employ of the Corporation or affect the right of the Corporation to terminate the employment of any Optionee at any time with or without cause.

      (m) OTHER PROVISIONS. The Option Notices authorized under the Plan shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option and the inclusion of any condition as the Committee shall deem advisable.

9.    Agreement by Optionee Regarding Withholding Taxes.

      As a condition of exercise, each Optionee agrees that:-

      (a) no later than the date of exercise of any Option granted hereunder, the Optionee will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the exercise of such Option including, without limitation, any income tax payable by deduction in the United Kingdom; and

      (b) the Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local and employment taxes of any kind required by law to be withheld upon the exercise of such Option including, without limitation, any income tax payable by deduction in the United Kingdom, from any payment of any kind otherwise due to the Optionee.

10.   Term of Plan.

      Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board.

11. Amendment and Termination of the Plan.

      The Board at any time and from time to time may suspend, terminate, modify or amend the Plan. Except as provided in


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      Section 8 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee or, as applicable, a permissible transferee (as provided in Section 8(i)) is obtained. No amendment to this Plan shall become effective to the extent that it applies to Approved Options (as defined in the addendum hereto)unless it is approved by the UK Inland Revenue.

12.   Interpretation.

      The Plan is designed and intended to comply with Rule 16b-3 and all provisions hereof shall be construed in a manner to so comply.

13.   Effect of Headings.

      The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof.

14.   Governing Law.

      The Plan shall be governed by the laws of the State of Delaware.

15.   Effective Date of Plan.

      The effective date of the Plan is the date the Plan is adopted by the Board.


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

ADDITIONAL SECTIONS FOR UK


16.    Purpose.

      (a) The purpose of these additional sections for UK Participants is to obtain Approved Share Option Scheme Status for UK Participants under the Plan as modified by these additional sections ("the Subplan"). These sections are to be read as a continuation of the Plan and only modify the Plan as it relates to the Stock Options granted under the Plan to UK Participants. These sections do not apply to or modify the Plan in respect of any other participants.

            (b) The Board has adopted these additional sections in accordance with Section 11.

17.    Definitions.

      (a) The following additional capitalized definitions shall have the respective meanings set forth below:-

            "APPROVED OPTION" means a stock option granted under the Subplan to a UK Participant while the Subplan is approved by the UK Inland Revenue under the Taxes Act.

            "CONTROL" has the meaning given by Section 840 of the Taxes Act.

            "LIMIT" means the limit of (pound)30,000 (thirty thousand pounds sterling) on the aggregate Fair Market Value of all the Common Stock or shares which a UK Participant may acquire on the exercise in full of all unexercised Approved Options granted to him under this Subplan and other share option plans (other than a savings-related share option plan) adopted by the Company or any associated company (as defined by s416 of the Taxes Act) and approved by the UK Inland Revenue under the Taxes Act or such other amount as may from time to time be specified by paragraph 28(I) of Schedule 9 to the Taxes Act.

            "TAXES ACT" means the (UK) Income and Corporation Taxes Act 1988.

            "UK PARTICIPANTS" means a full-time director (that is to say is required to work not less than 25 hours per week (excluding meal breaks)) or employee of the Company or its Subsidiaries who has been selected by the Committee to receive an Approved Option under the Subplan and is


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

            not ineligible to participate (that is to say be granted or to exercise Approved Options) in the Subplan by virtue of paragraph 8 of Schedule 9 to the Taxes Act.

      (b) The following definitions in Section 2 shall be modified as set forth below in relation to Approved Options only and shall be so construed throughout the Subplan:-

            "SUBSIDIARY" means any business entity in which the Corporation owns directly or indirectly more than fifty per cent (50%) of the total combined voting power.

            "COMMON STOCK" means Common Stock of the Corporation which satisfies the provisions of paragraphs 10 to 14 inclusive of Schedule 9 to the Taxes Act.

            "FAIR MARKET VALUE" means the market value of Stock determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance for the purposes of the Subplan with the Inland Revenue Shares Valuation Division.

            "OPTION" means Approved Options only.

18.    Eligibility.

      Section 4 of the Plan shall be modified in relation to Approved Options so that:-

      All UK Participants are eligible to participate in the Plan.

19.    Terms and Conditions of Options.

      (a) Section 8(b) shall be modified in relation to Approved Options to read:-

            "Each Option Notice shall specifically identify the Approved Option as an "Approved Option"."

      (b) Section 8(c) shall be modified in relation to Approved Options to read:-

            "Each Option Notice shall state the Option Price which:-

            (1)    shall not be less than the nominal value of the Common
                  Stock; and

            (2) subject to Section 8(j) shall not be less than the Fair Market Value on the date of grant of the Option. An Option shall be considered to be expressly granted on the date the Committee adopts a resolution expressly granting such Option."

      (c) Section 8(d) shall be modified in relation to Approved Options by replacing the following words:-

            "Payment of the purchase price shall be made ......... as determined by the Committee, or any combination of the foregoing"

            with the following words:-

            "Within 30 days of the exercise of an Approved Option the Committee shall allot or procure the transfer of the shares of Common Stock in respect of which the Option has been validly exercised."

      (d) Section 8(f) shall be modified in relation to Approved Options by inserting the following:-

            "No Approved Options shall be granted to UK Participants in excess of the Limit."

      (e) Section 8(g) shall be deleted in relation to Approved Options and be replaced with the following:-

            "Save as otherwise provided in this Subplan, an Approved Option may not be exercised by the Optionee unless the Optionee is then in the employ of the Corporation or a division or any corporation which was, at the time of grant of such Option, a Subsidiary Corporation, and the Optionee has remained continuously so employed since the date of grant of the Option."

      (f) Section 8(h) shall be deleted in relation to Approved Options and be replaced with the following:-

            "(1) An Approved Option may be exercised by the personal representatives of a deceased UK Participant within the period of one year following the date of his death provided that such deceased UK Participant is not precluded by Paragraph 8 of
                  Schedule 9 from exercising such Approved
                  Option.

            (2) If a UK Participant ceases to be a director or employee of the Corporation or any Subsidiary on account of injury, ill-health, disability, redundancy or retirement or any other reason which the Committee reasonably considers justifies the exercise of the Approved Option, the Approved Option may be exercised within the period of three months following such cessation or, at the discretion of the Committee, not later than three months after the first date following such cessation upon which the Approved Option could be exercised in circumstances in which section 185(3) of the Taxes Act would apply."

      (g) Section 8(i) shall be deleted in relation to Approved Options and be replaced with the following:-

            "No Option may be transferred, assigned or charged and any purported transfer assignment or charge shall cease the Option to lapse forthwith."

      (h) Section 8(j)(1) shall be deleted in relation to Approved Options and be replaced with the following:-

            "In the event of any variation of the share capital of the Corporation by way of capitalization or rights issue, consolidation, sub-division or reduction of capital or otherwise, the number of shares of Common Stock subject to any Approved Option and the option price for each of these shares shall be adjusted in such manner as the Committee is satisfied is fair and reasonable provided that:-

            (1) the aggregate amount payable on the exercise of an Approved Option in full is not increased;

            (2) the option price for a share of Common Stock is not reduced below its nominal value;

            (3) no adjustment shall be made without the prior approval of the Board of the Inland Revenue; and

            (4) following the adjustment the shares of Common Stock continue to satisfy the conditions specified in Paragraphs 10 to 14 inclusive of Schedule 9."

      (i) Section 8(j)(3) shall be modified in relation to Approved Options by inserting the following:-

            "If any company ("the Acquiring Company"):

            (1) obtains Control of the Corporation as a result either of making a general offer to acquire the whole of the issued share capital of the Corporation which is made on a condition such that if it is satisfied the person making the offer will have Control of the Corporation, or making an offer to acquire all the common stock in the Corporation which is of the same class as the Common Stock; or

            (2) obtains Control of the Corporation in pursuance of a compromise or arrangement sanctioned by the court under section 425 of the (UK) Companies Act 1985 (or legislation that the Inland Revenue agrees is the overseas equivalent thereof); or

            (3) becomes bound or entitled to acquire common stock in the Corporation under sections 428 to 430 of the (UK) Companies Act 1985 (or legislation that the Inland Revenue agrees is the overseas equivalent thereof);

            any UK participant may at any time within:

            (4) the period of six months following the offerer obtaining Control of the Corporation and the satisfaction of any condition to which the offer was made pursuant to subsection
                  (1) above;

            (5) the period of six months following the court sanctioning the compromise or arrangement pursuant to subsection (2) above; or

            (6) the period during which the Acquiring Company remains bound or entitled to acquire the Common Stock pursuant to subsection
                  (3) above;

            by agreement with the Acquiring Company release his old Approved Option ("the Old Option") in consideration of the grant to him of a new Approved Option ("the New Option") which:

            (7) relates to shares in a different company (whether the Acquiring Company itself or some other company) which on the assumption that the Acquiring Company were the grantor of the Approved Option would be a company falling within Paragraph 10(b) or (c) of Schedule 9;

            (8) is a right to acquire such number of shares as on acquisition of the New Option has an aggregate Fair Market Value equal to the aggregate Fair Market Value of the shares of Common Stock subject to the Old Option on its release;

            (9) has an acquisition price per share such that the aggregate price payable on complete exercise equals the aggregate option price which would have been payable on complete exercise of the Old Option; and

            (10) is otherwise equivalent to the Old Option (as defined in Paragraph 15(3) of Schedule 9).

            The New Option shall, for all other purposes of this Plan, be treated as having been acquired at the same time as the Old Option and, following release of the Old Option and the grant of the New Option, for the purposes of applying these rules thereto:

            (11) "Corporation" and "shares" in relation to the New Options shall be construed as if references to the Corporation and to the shares of Common Stock were references to the Acquiring Company and to shares in the Acquiring Company or (as the case may be) to the other company to which the New Options relate and to the shares in that other company; and

            (12) "Committee" shall mean the board of directors of the Acquiring Company or that other company or any committee designated to administer the Plan under Section 3.

      (j) Section 8(m) shall be modified in relation to Approved Options so that the word "objective" is inserted before "condition".

20.    Administration of Plans and Amendments.

      In relation to Approved Options, Section 11 shall be read as if the following sentence had been added at the end thereof:-

      (a) "No amendments to the Subplan or to the Plan insofar as it applies to Approved Options shall become effective until they are approved by the UK Inland Revenue.

      (b) No Approved Options may be granted unless and until the Subplan is approved by the UK Inland Revenue."

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

Users/Hochman/General/NTL 1998 Non-Qualified Stock Option Plan


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